                                                                    EXHIBIT 99.1
                                                                    ------------


                                  PRELIMINARY
                             BACKGROUND INFORMATION

                        American Business Financial Services
                          ABFS Mortgage Loan Trust 1999-4

                               APPROXIMATE CLASS SIZES

--------------------------------------------------------------------------------
                   *********(Fixed-Rate Collateral)*********

                  $ [100,000,000]  Class A-1 Fixed-Rate Notes (Pool A)
                  $ [ 90,000,000]  Class A-2 Fixed-Rate Notes (Pool B)
                  $ [ 30,000,000]  Class A-3 Floating-Rate Notes (Pool C)

--------------------------------------------------------------------------------

The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 1999-4 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

                               PRICING INFORMATION
                               (FIXED-RATE NOTES)
                     --------------------------------------

Class:                     A-1*


Approximate
Face Amount:              100,000,000

Coupon:                   7.675

Price:                    100-00

Yield:                    7.683

Spread:                   161

Exp Avg Life
to Call:                  3.187 yrs

Exp Avg Life
to Maturity:              3.460 yrs

Exp 1st
Prin Pmt:                 01/15/2000

Exp Mat
to call:                  09/15/2007

Exp Mat:                  07/15/2016

Stated Mat:               04/15/2031

Exp Rating
(Moody's/S&P):            Aaa/AAA

Pricing Speed:            25% HEP

Pricing Date:             10/21/1999

Investor
Settle Date:              12/22/1999

Cut-off Date
(Close of Business):      11/30/1999

Pmt Delay:                14 days

Dated Date:               12/01/1999

Int Pmt:                  30/360

Pmt Terms:                Monthly

1st Int.
Pmt Date:                 01/15/2000

Collateral
Type:                     Fixed-Rate ("Pool A")

SMMEA

Eligibility:            Non-SMMEA

Distribution:           Public

Settlement:             DTC Only

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

*Class A-1 Coupon Step-up:      Class A-1 is priced to call.  If the
                                Servicer does not exercise the Cleanup Call, the Coupon on Class A-1 will increase by 50 basis points.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A-1
                                   Noteholders;
                                7) Monthly principal to the Class A-1
                                   Noteholders (as described below);
                                8) Certain excess cashflow to build
                                   overcollateralization ("O/C") for Class A-1
                                   Notes;
                                9) To make a pro rata payment for certain
                                   shortfalls (excluding net mortgage
                                   loan interest shortfalls) in payments on the Class A-2 and Class A-3 Notes;
                               10) To make a pro rata deposit to a reserve fund
                                   for the Class A-2 and Class A-3 Notes if either or both are then underfunded;
                               11) To make a pro rata payment for net mortgage
                                   loan interest shortfalls in payments
                                   on the Class A-2 and Class A-3 Notes;
                               12) Any remaining excess cashflow to the holders
                                   of the Trust Certificates.

Class A-1 Note
Principal Paydown:             All principal collected from Pool A is paid to
                               the Class A-1 Noteholders.

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

                               PRICING INFORMATION
                               (FIXED-RATE NOTES)
                     --------------------------------------

Class:                     A-2**

Approximate
Face Amount:              90,000,000

Coupon:                   7.200

Price:                    99-02

Yield:                    7.562

Spread:                   143

Exp Avg Life
to Call:                  3.183 yrs

Exp Avg Life
to Maturity:              3.455 yrs

Exp 1st
Prin Pmt:                 01/15/2000

Exp Mat
to call:                  09/15/2007

Exp Mat:                  07/15/2016

Stated Mat:               04/15/2031

Exp Rating
(Moody's/S&P):            Aaa/AAA

Pricing Speed:            25% HEP

Pricing Date:             12/01/1999

Investor
Settle Date:              12/22/1999

Cut-off Date              11/30/1999
(Close of Business):

Pmt Delay:                14 days

Dated Date:               12/01/1999

Int Pmt:                  30/360

Pmt Terms:                Monthly

1st Int.
Pmt Date:                 01/15/2000

Collateral
Type:                     Fixed-Rate ("Pool B")

SMMEA
Eligibility:              Non-SMMEA

Distribution:             Public

Settlement:               DTC Only

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

**Class A-2 Coupon Step-up:   Class A-2 is priced to call. If the Servicer
                              does not exercise the Cleanup Call, the Coupon on Class A-2 will increase by 50 basis points.

Cashflow Priority:            1) Repayment of unreimbursed Servicer advances;
                              2) Servicing fee;
                              3) Trustee fee;
                              4) Surety fee;
                              5) Repayment of unreimbursed Surety payments;
                              6) Accrued monthly interest for Class A-2
                                 Noteholders;
                              7) Monthly principal to the Class A-2 Noteholders
                                 (as described below);
                              8) Certain excess cashflow to build
                                 overcollateralization ("O/C") for Class A-2
                                 Notes;
                              9) To make a pro rata payment for certain
                                 shortfalls (except for net mortgage loan interest shortfalls) in payments on the Class A-1 and Class A-3 Notes;
                             10) To make a pro rata deposit to a reserve fund
                                 for the Class A-1 and Class A-3 Notes if either or both are then underfunded;
                             11) To make a pro rata payment for net mortgage
                                 loan interest shortfalls in payments
                                 on the Class A-1 and Class A-3 Notes;
                             12) Any remaining excess cashflow to the holders of
                                 the Trust Certificates.

Class A-2 Note
Principal Paydown:           All principal collected from Pool B is paid to the
                             Class A-2 Noteholders

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

                               PRICING INFORMATION
                              (FLOATING-RATE NOTES)
                     --------------------------------------

Class:                    A-3***

Approximate               30,000,000
Face Amount:

Coupon:                   1 Month LIBOR + 0.45%

Price:                    100-00

Yield:                    TBD

Spread:                   45 bps

Exp Avg Life
to Call:                  3.188 yrs

Exp Avg Life
to Maturity:              3.466 yrs

Exp 1st
Prin Pmt:                 01/15/2000

Exp Mat
to call:                  09/15/2007

Exp Mat:                  10/15/2016

Stated Mat:               04/15/2031

Exp Rating
(Moody's/S&P):            Aaa/AAA

Pricing Speed:            25% HEP

Pricing Date:             12/01/1999

Investor
Settle Date:              12/22/1999

Cut-off Date              11/30/1999
(Close of Business):

Pmt Delay:                0 days

Dated Date:               12/22/1999

Int Pmt:                  Act/360

Pmt Terms:                Monthly

1st Int.
Pmt Date:                 01/15/2000

Collateral
Type:                     Fixed-Rate ("Pool C")

SMMEA
Eligibility:              Non-SMMEA

Distribution:             Public

Settlement:               DTC Only

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

***Class A-3
Coupon Rate:                    The Class A-3 Coupon Rate at each Payment Date
                                will be equal to the lesser of:
                                1)  One Month LIBOR + [0.45]% ("LIBOR Rate");
                                2)  Available Funds Cap (less [75 bps] carve
                                    out);
                                3)  Fixed Cap set at [13]%

**Class A-3 Coupon Step-up:     Class A-3 is priced to call. If the Servicer
                                does not exercise the Cleanup Call, the LIBOR
                                Rate on Class A-3 will equal One Month LIBOR +
                                (2 x [0.45]%).

Limited Coverage of Interest
to Class A-3 by Note
Insurance Policy:               The Note Insurer will insure payment of Class
                                A-3 interest only up to the Available Funds Cap.

                                The "Available Funds Cap" is a rate equal to the weighted average gross coupon rate on the Pool C Mortgage Loans for such Payment Date less the Expense Fee Rate and the Credit Spread Rate.

                                Expense Fee Rate = [0.725]% for servicing fee, trustee fee and surety fee. Credit Spread Rate = [0.750]% to provide excess spread for building overcollateralization and for covering any losses which may occur.


LIBOR Interest Carryforward:    If, on any Payment Date, the amount of interest
                                (calculated at the LIBOR Rate) due to Class A-3 is limited to the Available Funds Cap, it may be repaid as set forth below. The excess of (i) the amount of interest Class A-3 would be entitled to receive on such Payment Date at the then applicable LIBOR Rate over (ii) the amount of accrued interest for such Payment Date at the Available Funds Cap, together with the unpaid portion of any such excess from prior Payment
                                Dates (and interest accrued thereon at the then applicable LIBOR Rate) is referred to as the LIBOR Interest Carryforward. Any LIBOR Interest
                                Carryforward will be carried forward to the next
                                Payment Date until paid as set forth below. The
                                LIBOR Interest Carryforward will not be insured by the FSA guarantee.

                                If, on any Payment Date, the LIBOR Rate exceeds the Fixed Cap, the Class A-3 Noteholder will solely be entitled to interest calculated at the Fixed Cap.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A-3
                                   Noteholder (limited to the Available Funds
                                   Cap);
                                7) Monthly principal to the Class A-3
                                   Noteholders (as described below);
                                8) Certain excess cashflow to build
                                   overcollateralization ("O/C") for the
                                   Class A-3 Notes;
                                9) To make a pro rata payment for certain
                                   shortfalls (except net mortgage loan
                                   interest shortfalls) in payments on the
                                   Class A-1 and Class A-2 Notes;
                               10) To make a pro rata deposit to a reserve fund
                                   for the Class A-1 and Class A-2
                                   Notes if either or both are then underfunded;
                               11) To make a pro rata payment for net mortgage
                                   loan interest shortfalls in payments
                                   on the Class A-1 and Class A-2 Notes;
                               12) To pay any outstanding LIBOR Interest
                                   Carryforward; and
                               13) Any remaining excess cashflow to the holders
                                   of the Trust Certificates.

Class A-3 Note
Principal Paydown:             All principal collected from Pool C is paid to
                               the Class A-3 Noteholders.


           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1999-4, Series 1999-4
                        Class A-1, Class A-2 and Class A-3 (the "Class A
                        Notes").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage and Investment
                        Corp. will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc. d/b/a Upland Mortgage and New Jersey Mortgage and
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee:                [TBD]

Aggregate
Note Balance:           $[220,000,000]

Securities Offered:     100% FSA-guaranteed notes.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           10/21/1999  for Class A-1
                        12/01/1999  for Class A-2
                        12/01/1999  for Class A-3

Investor
Settlement Date:        12/22/1999

Form of Notes:          Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Coupon:                 [7.675]% on Class A-1 Notes
                        [7.200]% on Class A-2 Notes
                        One Month LIBOR + [0.45]% on Class A-3 Notes*
                        * Limited to LIBOR Rate and Fixed Cap as described on previous page

Prepayment
Assumption:             25% HEP (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in January 2000. The payment delay will be 14 days for the Class A-1 and Class A-2 Notes.

Class A-1 and
Class A-2 Interest
Accrual Period:         With respect to any Payment Date, interest on the Class
                        A-1 and Class A-2 Notes will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Class A-3 Interest
Accrual Period:         With respect to the first Payment Date, interest will
                        accrue from the Settlement Date to but excluding the Payment Date in January. In future periods, interest will accrue on the Class A-3 Notes from the preceding
                        Payment Date to but excluding the current Payment Date.

Optional
Cleanup Call:           The Servicer may call:
                        1) any class of Class A Notes (in whole but not in
                           part), on any Payment Date when the aggregate outstanding principal balance of the respective Note balance is less than or equal to 10% of its original principal balance; or
                        2) the Class A Notes (in whole but not in part) on any
                           Payment Date when the aggregate outstanding principal balance of the Class A Notes is less than or equal to 10% of the aggregate original principal balance of the Class A Notes


           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

Credit Enhancement:     1) 100% wrap from FSA.
                        2) Overcollateralization.
                        3) Excess monthly cashflow from Pool A, Pool B and
                           Pool C.

Note Insurer:           Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Note Insurance Policy:  The Note Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Notes. The Note Insurance Policy does not insure the LIBOR Interest Carryforward amount.

Overcollateralization
and Reserve Account:    The credit enhancement provisions of the Trust are
                        intended to provide for the acceleration of the Class A
                        Notes relative to the amortization of the related collateral (i.e., Pool A for the A-1 Notes, Pool B for the A-2 Notes and Pool C for the A-3 Notes), generally in the early years of the transaction. Accelerated amortization is achieved by applying excess interest collected on the related collateral to the payment of principal on the related group of Notes, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the related group of Notes faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the related collateral pool over the principal balance of the related Notes is created. Beginning n the first payment date, 100% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required
                        O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level. If any Pool's O/C target is reached before the O/C target of any other Pool, 100% of the excess cashflow from the "satisfied" Pool(s) will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool(s). After initially reaching its O/C target, if any Pool's O/C target is maintained and the other Pool(s) become(s) deficient in its O/C requirement, 100% of the excess cashflow from the "satisfied" Pool(s) will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool(s). If the sum of the O/C level of the "unsatisfied" Pool(s) and the amount on deposit in the related Reserve
                        Account(s) exceeds the O/C target, such excess will be distributed to the related Trust Certificateholder.
                        Funds on deposit in the Reserve Account(s) will be used to pay shortfalls of current interest on or credit losses related to any Class of Notes, but only to the extent the O/C level on such Class(es) has been reduced to zero.

Cross-
Collateralization:      The three pools are cross-collateralized to a limited
                        extent.

Overcollateralization
Levels for Pool A,
Pool B & Pool C
(Approx.):              Initial O/C based on original collateral balance: [1.0%]
                        O/C Target based on outstanding collateral balance:
                        [5.5%]
                        These O/C percentages are subject to step-downs beginning in month [31] if certain tests are met.

Collateral
Information:            The collateral information presented herein is a
                        projection of the expected collateral pool. The actual collateral will be accumulated before the Settlement
                        Date to reach Pool A's expected closing pool balance of $[56,565,656.57], Pool B's expected closing pool balance of $[50,909,090.91] and Pool C's expected closing pool balance of $[16,969,696.97]. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

Pool A
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool A Pre-funded Amount"), which will equal approximately $[44,444,444.44] will be deposited in the Pool A Pre- funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        A Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii)
                        [March 31, 2000], the Pool A Pre-funding Amount will remain in the Pool A Pre-funding Account. The Pool A
                        Pre-funding Account will be reduced during the Funding
                        Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool A Pre-funded
                        Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust
                        Certificateholders) will be distributed to the Class A-1
                        Noteholders on the [April 15, 2000] Payment Date as a partial prepayment of principal on such Class of Notes.

Pool B
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool B Pre-funded Amount"), which will equal approximately $[40,000,000.00] will be deposited in the Pool B Pre- funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        B Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii)
                        [March 31, 2000], the Pool B Pre-funding Amount will remain in the Pool B Pre-funding Account. The Pool B
                        Pre-funding Account will be reduced during the Funding
                        Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool B Pre-funded
                        Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust
                        Certificateholders) will be distributed to the Class A-2
                        Noteholders on the [April 15, 2000] Payment Date as a partial prepayment of principal on such Class of Notes.

Pool C
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool C Pre-funded Amount"), which will equal approximately $[13,333,333.33] will be deposited in the Pool C Pre- funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        C Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii)
                        [March 31, 2000], the Pool C Pre-funding Amount will remain in the Pool C Pre-funding Account. The Pool C
                        Pre-funding Account will be reduced during the Funding
                        Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool C Pre-funded
                        Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust
                        Certificateholders) will be distributed to the Class A-3
                        Noteholders on the [April 15, 2000] Payment Date as a partial prepayment of principal on such Class of Notes.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Notes will be ERISA eligible.

                        Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:               Class A Notes: Debt for tax. The Notes will be issued by
                        an Owner Trust.

Legal Investment:       None of the Class A Notes will be SMMEA-eligible.

Note Ratings:           Moody's: "Aaa" for all Class A Notes.
                        S&P:     "AAA" for all Class A Notes.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Trading: Greg Richter, Rob Karr or Jim Regan at
                                 (212) 778-2741,
                        Banking: Evan Mitnick at (212) 778-7469, Shelby Carvalho
                                 at (212) 778-4127 or Kenny Rosenberg at
                                 (212) 778-2440.

                        FSG: Januar Laude at (212) 778-7176, Howard Blecher at (212) 778-4429 or Jeff Park at
                                 (212) 778-2108.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KENNY ROSENBERG AT:

                        E-MAIL: KENNETH_C_ROSENBERG@PRUSEC.COM

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 12/22/99
  CURRENT COUPON: 1 Month LIBOR + 0.45%                      ABFS994                           FIRST PAYMENT: 01/15/00
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 1
ORIGINAL BALANCE: $30,000,000.00            BOND A3 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/99
                                                 ASSUMED CONSTANT LIBOR-1M 6.4787
                                                         ***TO CALL***

                     15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE              HEP         HEP         HEP         HEP         HEP

     99-24           51.361      52.736      54.145      55.568      56.988
     99-24+          50.963      52.251      53.572      54.906      56.237
     99-25           50.565      51.767      52.999      54.244      55.486
     99-25+          50.167      51.283      52.427      53.583      54.736
     99-26           49.768      50.799      51.855      52.922      53.986
     99-26+          49.370      50.315      51.283      52.261      53.236
     99-27           48.973      49.831      50.711      51.600      52.487
     99-27+          48.575      49.347      50.139      50.939      51.737

     99-28           48.177      48.864      49.568      50.279      50.988
     99-28+          47.780      48.380      48.996      49.618      50.239
     99-29           47.382      47.897      48.425      48.958      49.490
     99-29+          46.985      47.414      47.854      48.298      48.741
     99-30           46.588      46.931      47.283      47.638      47.992
     99-30+          46.191      46.448      46.712      46.978      47.244
     99-31           45.794      45.965      46.141      46.319      46.496
     99-31+          45.397      45.483      45.570      45.659      45.748

    100-00           45.000      45.000      45.000      45.000      45.000
    100-00+          44.603      44.518      44.430      44.341      44.252
    100-01           44.207      44.035      43.860      43.682      43.505
    100-01+          43.810      43.553      43.290      43.023      42.758
    100-02           43.414      43.071      42.720      42.365      42.011
    100-02+          43.018      42.589      42.150      41.706      41.264
    100-03           42.622      42.108      41.581      41.048      40.517
    100-03+          42.226      41.626      41.011      40.390      39.770

    100-04           41.830      41.144      40.442      39.732      39.024
    100-04+          41.434      40.663      39.873      39.074      38.278
    100-05           41.038      40.182      39.304      38.417      37.532
    100-05+          40.643      39.701      38.735      37.759      36.786
    100-06           40.247      39.220      38.166      37.102      36.040
    100-06+          39.852      38.739      37.598      36.445      35.295
    100-07           39.456      38.258      37.030      35.788      34.550
    100-07+          39.061      37.777      36.461      35.131      33.805

First Payment         0.064       0.064       0.064       0.064       0.064
Average Life          5.036       3.917       3.188       2.684       2.320
Last Payment         12.397       9.647       7.731       6.397       5.481
Mod.Dur. @ 100-00     3.769       3.099       2.621       2.268       1.999
Accrued Interest      0.000       0.000       0.000       0.000       0.000

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-4

EXPECTED COLLATERAL CHARACTERISTICS
-----------------------------------

                             Pool A               Pool B             Pool C
                             ------               ------             ------

Closing Pool Balance         $100,000,000         TBD                TBD

Avergage Loan Size           <$100,000            TBD                TBD

Gross WAC                    11.70%               TBD                TBD

WAM (mos)                    250                  TBD                TBD

WA LTV                       <80%                 TBD                TBD

Balloon Loans                <60%                 TBD                TBD

Second Liens                 <35%                 TBD                TBD

           THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.